Contingent Liabilities and Commitments	12 Months Ended
Dec. 31, 2025
Contingent Liabilities and Commitments [Abstract]
CONTINGENT LIABILITIES AND COMMITMENTS

NOTE 10: – CONTINGENT LIABILITIES AND COMMITMENTS

Commitments

A.	The Company’s obligation to the Israel Innovation Authority (IIA) to pay royalties at a rate of 3% from sales of the funded R&D outcomes is treated as a contingent liability. These royalties are dollar-linked and bear interest at the SOFR rate (or the applicable replacement rate). At each reporting date, the Company records Grants Receivable for amounts earned but not yet received.

As of December 31, 2025, the total accumulated grants received, for which the Company has a contingent liability to pay future royalties, amounted to USD $14,209 thousand. No liability was recognized in the consolidated financial statements as the Company does not anticipate having revenues in the foreseeable future.

B.	On May 31, 2009, the Company signed a research agreement and a license agreement with a third party, according to which the third party would perform research for the Company for three years in accordance with a predetermined research plan in exchange for a payment of USD $480 thousand. In addition, a third party granted the Company a license to use the technology it had developed in exchange for royalties equal to 5% of product sales and the provision of drug scanning services for a period of 15 years from the date the Company’s sales commence, as well as 20% of the proceeds from the sale of sub-licenses by the Company. In case the Company is obligated to pay royalties to another party in connection with the same product, the aforementioned royalty rate shall be reduced to 3.5% and 15%, respectively.

In May 2013, the Company signed an amendment to the agreement. According to the amendment, the third party would perform research for the Company for another four years in accordance with a predetermined research plan in exchange for a payment of USD $480 thousand. In addition, the Company would pay royalties equal to 5% of the Company’s revenues from product sales and the provision of drug scanning services, and 20% of the proceeds from the sale of sublicenses by the Company, as well as royalties at rates ranging from 2% to 7.5% for the sale of drug scanning products and additional receipts that the Company would receive from these products. In case the Company is obligated to pay royalties to another party in connection with the same product, the aforementioned royalty rate shall be reduced to 3.5%, 15%, and a rate ranging from 1.4% to 5.25%, respectively.

On January 19, 2016, the Company entered into an addendum to the agreement with the third party, under which the Company would receive a non-exclusive license to use stem cells for the production of a cell therapy for ALS. The license also included scientific research to be carried out in third-party research laboratories.

On March 24, 2020, the Company entered into an addendum to the agreement with the third party under which all the Company’s contracts became a non-exclusive license to use stem cells to create a cell therapy. In return, the rate of all royalties was reduced to 4% (compared to 5%) of product sales for a period of 15 years from the start of sales, and the payment for sublicenses was reduced to 15% (compared to 20%), provided that it does not fall below 1.25% of the sales. Since the Company has an agreement to pay royalties to an additional third party, in this case the royalty rates would be reduced from 4% to 2% of the product sales, and the payment for the sub-licenses would be reduced to 10%. In addition, the Company would pay the aforementioned third party a payment for reaching milestones in the transplant product for the treatment of ALS according to the following rules:

1.	USD $150 thousand at the beginning of clinical phase IIb.
2.	USD $200 thousand at the beginning of clinical phase III.
3.	USD $2 million when obtaining a marketing license for a product to treat ALS in the US or Europe.

In addition, the Company paid an annual license maintenance fee of USD $50 thousand until 2019, which was reduced to $30 thousand per year from 2020 and until 15 years pass from the current agreement’s execution. The annual license maintenance fees will be offset from the royalty payments.

As of December 31, 2025, the Company does not have royalties liability.

C.	On August 31, 2009, the Company signed a license agreement with a third party, according to which the third party granted the Company a license to use the technology developed in exchange for the following payments:

-	An annual payment of $20 thousand, starting at the end of the fourth year from the date of signing the contract;
-	Milestone payments of up to $9,650 thousand;
-	Royalties at a rate of 3.5%-5% of the sales (according to the terms set forth in the agreement) for a period of 20 years from the date the Company’s sales commence in each country or the date the patent expires in each country, whichever is later, as well as 20% of the proceeds from the sale of sublicenses by the Company. In case that the Company is obligated to pay royalties to another party in connection with the same product, the aforementioned royalty rate shall be reduced to 3.5% and 15%, respectively. In addition, if the license becomes a non-exclusive license, the above payments will be reduced by 50%.

As of December 31, 2025, the Company has not yet made any payments in respect of the milestones.

D.	On November 30, 2014, the Company signed a license agreement with an academic institution in the United Kingdom. As part of the agreement, the Company would be given a license for the commercial use of a Pluripotent stem cell line at a clinical level. It was agreed that the bulk of the payment to the academic institution would be made upon reaching future milestones and as royalties on future sales, as follows: 30,000 pounds sterling would be paid by the Company after receiving the Company’s confirmation that the cells are suitable for human use; a sum of 50,000 pounds sterling would be paid by the Company when the cells are used in clinical trials (that is, upon entering the phase clinical trials phase with an ALS indication). The Company stated that if the cells are not used in clinical trials, no payment would be made for them. The rate of royalties to be paid by the Company is 2% of the net revenue from the sale of a product to be developed.

As of December 31, 2025, the Company did not use the aforementioned cells.

E.	On January 26, 2015, the Company entered into a research and license agreement with Ramot at Tel Aviv University Ltd. (hereinafter, “Ramot”) and scientist Professor Shimon Efrat, for the development and commercialization of therapeutic products to accelerate the development of a cellular drug in the field of diabetes. The aforementioned research supports the Company’s technology for the differentiation of stem cells into insulin-secreting pancreatic cells for the treatment of diabetes. Ramot would grant the Company a license to use Ramot’s knowledge, which would be created as part of the joint research, and Prof. Efrat would provide consulting services to the Company and join the Company’s advisory board. The agreement term for each product and each country where a patent is registered will be the longer of the two options - 15 years from the date of the first sale of the product or the patent expiration date in the relevant country, or, the patent expiration.

For the cooperation between the parties, the Company would pay Ramot royalties at a rate of 0.3% to 0.8% of product sales, depending on the product’s progress according to regulatory milestones and the degree of use of Ramot’s technology that would be created during the project, as stipulated in the agreement. In addition, royalties at the rate of 2.75% will be paid to the Company in return for granting a sublicense in the diabetes product, depending on reaching the milestone specified in the agreement, and royalties at a rate of 7% will be paid if the granted sublicense is for a product that incorporates Ramot’s technology. It was also agreed that the Company would grant Ramot up to 200,000 options, without consideration, which would be granted depending on reaching regulatory milestones, at rates as follows: 30% of the options would be granted after holding a meeting with a regulator, prior to submitting the Investigational New Drug (“IND”) application; 30% additional options would be granted after the submission of the IND application; and 40% additional options would be granted after receiving the IND approval. The grant of the aforementioned options is subject to Prof. Efrat continuing to advise the Company throughout various stages of the product’s regulatory approval. The Board of Directors has authorized the grant of the aforementioned options.

As of December 31, 2025, the Company has no royalties liability in respect of the agreement.

F.	On May 4, 2023, the Company and iTolerance, Inc. (hereinafter, “iTolerance”) signed a cooperation agreement for the implementation of the project (hereinafter, the “Cooperation Agreement”), and on May 8, 2023, the Company, iTolerance, and the BIRD foundation signed a funding project and cooperation agreement (hereinafter, the “BIRD agreement,” and with the Cooperation Agreement, the “Agreements”). The Agreements were signed in connection with obtaining the approval of the BIRD foundation, a binational Israeli and US R&D fund, whose purpose is to encourage and support industrial collaborations between Israeli and US companies (hereinafter, the “BIRD Foundation”) for the receipt of a grant totaling USD $1 million (hereinafter, the “Grant”), which would be divided between the parties in equal parts, to support the joint development of an innovative treatment in the field of diabetes by the Company and iTolerance, with a total budget of USD $2 million for a period of 30 months (hereinafter, the “Grant period”).

During the years ended December 31, 2025 and 2024 the Company received a grant of $83 thousand and $250 thousand, respectively.

G.	Agreement with Pluri Inc.

On July 17, 2024, the Company entered into a collaboration agreement with Pluri Inc. (Nasdaq: PLUR) (hereinafter, “Pluri”) for the clinical manufacturing (outsourced) of the Company’s products (hereinafter, the “Pluri Agreement”) at Pluri’s manufacturing facility in accordance with the Company’s strategic plan.

The signing of the Pluri Agreement to manufacture the Company’s products constitutes a milestone in the development of the ASTRORX® product, as part of the Company’s preparation for a multi-site Phase IIA clinical trial (Phase A2), as well as in the development of the ISLETRX product in support of the Pre-IND submission together with iTolerance, for continuing the development procedures of the innovative diabetes treatment within the framework of the aforementioned collaboration and as preparation for the submission of an IND application in the future. In accordance with the agreement, the Company will grant Pluri the right to use the knowledge developed by the Company for the benefit of Pluri’s production of the Company’s products, with the first phase lasting up to 12 months, in consideration of approximately $70 thousand.

Litigation

On August 27, 2024, the Company received correspondence from Université de Lausanne, initiating the official “audience de conciliation” procedure, overseen by the ordinary civil court in Lausanne. The hearing was scheduled for October 9, 2024, at the Tribunal d’arrondissement de Lausanne. The complaint pertained to an unpaid invoice for research services amounting to $110,179, plus interest at a rate of 5%.

At the hearing on October 9, 2024, Université de Lausanne was not open to discussing a potential settlement at that time. Consequently, on May 9, 2025, the Company filed a statement of defense and asserted a counterclaim in the amount of CHF 30 thousand, plus compensatory interest at a rate of 5% per annum since June 29, 2022.

Subsequent to the reporting period, in February 2026, the Company successfully reached a formal settlement agreement with Université de Lausanne to resolve the dispute. Under the terms of the agreement, the Company agreed to pay a total sum of CHF 50 thousand, payable in three installments, in full and final settlement of all claims. Following this agreement, legal proceedings have been discontinued.